UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2019 (June 19, 2019)

TARGET HOSPITALITY CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38343	98-1378631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2170 Buckthorne Place, Suite 440

The Woodlands, TX 77380-1775

(Address, including zip code, of principal executive offices)

800-832-4242

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TH	The Nasdaq Capital Market
Warrants to purchase common stock	THWWW	The Nasdaq Capital Market

Item 1.01                                           Entry into a Material Definitive Agreement.

On June 19, 2019, Target Hospitality Corp., a Delaware corporation (the “Company”),  announced that  its wholly-owned subsidiary, Target Logistics Management LLC (“TLM”), entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Superior Lodging, LLC, Superior Lodging Orla South, LLC, and Superior Lodging Kermit, LLC (collectively, the “Sellers”), and certain other parties named therein, pursuant to which, TLM acquired substantially all of the assets from, and assumed certain liabilities of, the Sellers in connection with three workforce communities in the Delaware Basin of West Texas, including temporary housing facilities and underlying real estate (the “Communities”). Pursuant to the Asset Purchase Agreement, TLM acquired the Communities for a purchase price of $30 million in cash, including $1 million deposited into an escrow account to secure the indemnification and certain other obligations of the Sellers under the Asset Purchase Agreement. The Asset Purchase Agreement provided for a simultaneous signing and closing on June 19, 2019.

The Asset Purchase Agreement contains customary indemnification obligations of each party with respect to breaches of representations, warranties, and covenants, excluded assets and liabilities and certain other specified matters.

The foregoing description of the Asset Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01                                           Regulation FD Disclosure.

On June 19, 2019, the Company issued a press release announcing its acquisition of the Communities, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Exhibit Description

2.1*

Asset Purchase Agreement, dated as of June 19, 2019, by and among Superior Lodging, LLC, Superior Lodging Orla South, LLC, Superior Lodging Kermit, LLC, WinCo Disposal, LLC, the Members of WinCo Disposal, LLC, Superior Lodging, LLC, as the representative of the Sellers and Target Logistics Management, LLC.

99.1	Press Release dated June 19, 2019

*

Certain schedules referenced herein have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Target Hospitality Corp.

	By:	/s/ Heidi D. Lewis
Dated: June 21, 2019		Name: Heidi D. Lewis
Title: Executive Vice President, General Counsel and Secretary